Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingent Liabilities [Abstract]
Operating leases with minimum rental commitments
The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2013	$6,584
2014	6,523
2015	6,156
2016	5,961
2017	5,635
2018 and after	43,612
$74,471